Project Nexus – Presentation to Board of Directors

May 22, 2001

Greenhill

Table of Contents

Section I: Transaction Summary

Transaction Overview

Step 1: Use up to $1.10 billion (net of $180 million of Sapphire cash) to:

- Acquire 100% of Sapphire outstanding stock, and simultaneously
- Buyout all minority shares of Ruby

Step 2: Merge Sapphire with Ruby, forming new LOB

Transaction Rationale

Sapphire Acquisition

- Strong strategic fit with Ruby provides market leadership in CAD/CAM and high-growth PDM space, enhances the value of existing Emerald investment
- Leverage operational synergies throughout Nexus to drive higher margins
- High level of customization/integration provides additional synergy opportunity with other Emerald businesses

Ruby Go Private

- Preserve Emerald tax consolidation
- Provide Emerald with a high margin earnings stream
- Allow Emerald to realize 100% of the value creation resulting from the merged entity

Nexus – Financial Overview

(Dollars in Millions)	Ruby				Sapphire			
	Q4 2001	FYE 2001	FYE 2002	FYE 2003	Q4 2001	FYE 2001	FYE 2002	FYE 2003
Revenue								
Software	$88.8	$287.0	$312.8	$341.0	$41.6	$165.5	$193.0	$219.6
Service	97.3	341.2	364.4	389.6	89.0	315.5	344.0	376.5
Hardware	2.8	10.0	10.0	10.0	-	-	-	-
Total Revenue	$188.9	$638.2	$687.2	$740.6	$130.6	$481.0	$537.0	$596.1
Growth	-	-	*7.7%*	*7.8%*	-	-	*11.6%*	*11.0%*
Gross Profit	$133.6	$450.0	$490.4	$528.5	$72.4	$270.4	$308.7	$343.7
Margin	*70.7%*	*70.5%*	*71.4%*	*71.4%*	*55.4%*	*56.2%*	*57.5%*	*57.7%*
EBIT	$42.3	$114.0	$110.0	$113.4	$11.4	$33.8	$45.7	$51.7
Margin	*22.4%*	*17.9%*	*16.0%*	*15.3%*	*8.7%*	*7.0%*	*8.5%*	*8.7%*
Net Income	$25.5	$63.9	$64.6	$68.1	$9.9	$30.0	$40.0	$45.6
Margin	*13.5%*	*10.0%*	*9.4%*	*9.2%*	*7.6%*	*6.2%*	*7.5%*	*7.7%*

Note: Financial results based on Management Base Case estimates from Ruby and Sapphire

Nexus – Synergy Overview

(Dollars in Millions)	Q4: 2001	FYE 2002	FYE 2003
Revenue from Synergies			
[**]			
Operating Cost Reductions			
[**]			
Total Contribution from Synergies	$10.5	$61.3	$68.3

Note: Synergies based on Management Base Case estimates from Ruby and Sapphire.
(1) Assumes transaction closes on 9/30/01. Synergy contribution based on Q4 estimates.

[**] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 24b-2.

Sapphire – Summary Valuation


Current
Preliminary Range
Comparable Company
$16.45
$23.37
Industry Precedent Transactions
$20.35
$27.77
DCF - Street Base Case
$15.51
$18.62
$26.52
$32.12
DCF - Management Base Case
$17.69
$21.26
$28.70
$34.77
DCF - Management Upside Case
$25.89
$31.28
$36.91
$44.79
$10
$15
$20
$25
$30
$35
$40
$45
$50
Share Price
Value without Synergies
Value with Synergies

Ruby – Summary Valuation



Current
$18.74
Preliminary Range
$26.00 - $30.00
Comparable Company
Industry Precedent Transactions
Squeeze Out Transactions
DCF - Street Base Case
DCF - Management Base Case
DCF - Management Upside Case
$33.11
$41.70
$43.16
$60.31
$22.38
$24.37
$13.67
$18.25
$14.71
$19.54
$23.19
$30.09
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
Share Price

Nexus – Line of Business

(Dollars in Millions)	Q4: 2001 (1)	FYE 2001 (1)	FYE 2002	FYE 2003
Revenue	$315.8	$765.1	$1,209.2	$1,320.0
Growth	-	-	*58.1%*	*9.2%*
Gross Profit	$207.1	$523.5	$809.4	$883.7
Margin	*65.6%*	*68.4%*	*66.9%*	*66.9%*
EBIT (Excluding Goodwill)	$61.5	$133.2	$206.1	$222.5
Margin	*19.5%*	*17.4%*	*17.0%*	*16.9%*
Net Income (Excluding Goodwill)	$39.9	$93.4	$110.0	$132.5
Margin	*12.6%*	*12.2%*	*9.1%*	*10.0%*

Note: Financial results based on Management Base Case estimates from Ruby and Sapphire

(1) Assumes transaction closes on 9/30/01.

Pro Forma Impact of Sapphire Acquisition / Cash Acquisition

Transaction Assumptions

- New FASB accounting resulting in no goodwill amortization
- 5% of purchase premium written up to intangibles and amortized over 5 years
- 100% Cash consideration
- Estimates based on Management Base Case

	$23.00 Per Share			$25.00 Per Share			$27.00 Per Share			$29.00 Per Share		
	Q4.01	2002E	2003E	Q4.01	2002E	2003E	Q4.01	2002E	2003E	Q4.01	2002E	2003E
Accretion / (Dilution)												
Emerald Standalone EPS	$0.81	$3.09	$3.56	$0.81	$3.09	$3.56	$0.81	$3.09	$3.56	$0.81	$3.09	$3.56
Sapphire Standalone EPS	$0.27	$1.07	$1.22	$0.27	$1.07	$1.22	$0.27	$1.07	$1.22	$0.27	$1.07	$1.22
Pro Forma EPS	$0.81	$3.17	$3.66	$0.81	$3.16	$3.66	$0.80	$3.15	$3.65	$0.80	$3.14	$3.64
$ Accretion / Dilution	$0.00	$0.08	$0.11	($0.00)	$0.07	$0.10	($0.00)	$0.06	$0.09	($0.01)	$0.05	$0.08
% Accretion / Dilution	0.1%	2.6%	3.0%	(0.2%)	2.3%	2.7%	(0.5%)	2.0%	2.5%	(0.7%)	1.8%	2.2%
Pre-Tax Synergies to Break Even	($0.5)	($60.0)	($80.1)	$1.1	($54.2)	($73.5)	$2.8	($47.7)	($66.0)	$4.4	($41.2)	($60.2)

Pro Forma Impact of Ruby Go Private / Cash Acquisition

Transaction Assumptions

- New FASB accounting resulting in no goodwill amortization
- Acquisition of Sapphire at $25.00 per share
- 100% Cash consideration
- Estimates based on Management Base Case

	$26.00 Per Share			$28.00 Per Share			$30.00 Per Share			$32.00 Per Share		
	Q4-01	2002E	2003E	Q4-01	2002E	2003E	Q4-01	2002E	2003E	Q4-01	2002E	2003E
Accretion / (Dilution)												
Emerald Standalone EPS	$0.31	$3.09	$3.56	$0.31	$3.09	$3.56	$0.31	$3.09	$3.56	$0.31	$3.09	$3.56
Ruby Standalone	$0.69	$1.75	$1.84	$0.69	$1.75	$1.84	$0.69	$1.75	$1.84	$0.69	$1.75	$1.84
Pro-Forma EPS of Go Private	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66
$ Accretion / Dilution	$0.00	$0.01	$0.01	$0.00	$0.01	$0.01	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
% Accretion / Dilution	0.5%	0.2%	0.2%	0.5%	0.2%	0.2%	0.5%	0.1%	0.1%	0.4%	0.1%	0.1%
Pro-Forma EPS of Full Transaction	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66	$0.31	$3.16	$3.66
$ Accretion / Dilution	$0.00	$0.08	$0.10	$0.00	$0.08	$0.10	$0.00	$0.08	$0.10	$0.00	$0.07	$0.10
% Accretion / Dilution	0.3%	2.5%	2.9%	0.3%	2.5%	2.9%	0.3%	2.4%	2.9%	0.2%	2.4%	2.8%
Pre-Tax Synergies to Break Even	($2.1)	($59.1)	($79.2)	($1.8)	($58.1)	($78.2)	($1.6)	($57.0)	($77.1)	($1.3)	($56.0)	($76.1)

Appendix

Section I: Valuation of Sapphire

Sapphire – Comparable Company Valuation

Valuation Basis	Sapphire Amount	Multiple Range Low		Multiple Range High	Implied Value Per Share Low		Implied Value Per Share High
Management Upside Case							
2001E EBITDA	$76.3	8.5x	-	10.5x	$21.45	-	$25.52
2001E EBIT	36.5	19.0x	-	21.0x	22.65	-	24.60
2001E Net Income	32.0	25.0x	-	29.0x	21.33	-	24.74
2002E EBITDA	$104.5	6.5x	-	7.5x	$22.27	-	$25.06
2002E EBIT	64.3	12.0x	-	14.0x	24.80	-	28.24
2002E Net Income	54.3	21.0x	-	25.0x	30.40	-	36.19
				Mean	**$23.83**	**-**	**$27.39**
Management Base Case							
2001E EBITDA	$71.1	8.5x	-	10.5x	$20.27	-	$24.07
2001E EBIT	33.8	19.0x	-	22.0x	21.28	-	23.99
2001E Net Income	30.0	25.0x	-	29.0x	20.00	-	23.20
2002E EBITDA	$84.7	6.5x	-	7.5x	$18.84	-	$21.10
2002E EBIT	43.7	12.0x	-	14.0x	18.78	-	21.22
2002E Net Income	40.0	21.0x	-	25.0x	22.40	-	26.66
				Mean	**$20.26**	**-**	**$23.37**
Street Base Case							
2001E EBITDA	$64.0	8.5x	-	10.5x	$18.67	-	$22.08
2001E EBIT	25.9	19.0x	-	22.0x	17.28	-	19.35
2001E Net Income	24.0	25.0x	-	29.0x	16.00	-	18.56
2002E EBITDA	$70.4	6.5x	-	7.5x	$16.36	-	$18.24
2002E EBIT	31.3	12.0x	-	14.0x	14.18	-	15.84
2002E Net Income	29.0	21.0x	-	25.0x	16.24	-	19.33
				Mean	**$16.45**	**-**	**$18.90**

Summary Valuation			
Valuation Range (excluding Management Upside Case)	**$16.45**	**-**	**$23.37**
Current Stock Price	**$17.20**	**-**	**$17.20**
Premium/ (Discount) to Market	**-4.3%**	**-**	**35.9%**

Sapphire – Precedent Industry Transaction Valuation

Valuation Basis	Sapphire Amount	Multiple Range Low		Multiple Range High	Implied Value Per Share Low		Implied Value Per Share High
<u>2000A Results</u>							
EBITDA	$64.8	15.0x	-	17.0x	$30.08	-	$33.53
EBIT	21.6	30.0x	-	35.0x	21.60	-	24.50
Net Income	19.2	40.0x	-	45.0x	20.48	-	23.04
				Mean	**$24.05**	-	**$27.02**
Management Upside Case							
2001E EBITDA	$76.3	10.0x	-	12.0x	$24.50	-	$28.57
2001E EBIT	36.3	22.0x	-	26.0x	25.57	-	29.46
2001E Net Income	32.0	32.0x	-	36.0x	27.30	-	30.71
				Mean	**$25.79**	-	**$29.58**
Management Base Case							
2001E EBITDA	$71.1	10.0x	-	12.0x	$23.12	-	$26.91
2001E EBIT	33.6	22.0x	-	26.0x	23.99	-	27.59
2001E Net Income	30.0	32.0x	-	36.0x	25.60	-	28.79
				Mean	**$24.23**	-	**$27.77**
<u>Street Base Case</u>							
2001E EBITDA	$64.0	10.0x	-	12.0x	$21.23	-	$24.64
2001E EBIT	23.9	22.0x	-	26.0x	19.35	-	22.12
2001E Net Income	24.0	32.0x	-	36.0x	20.48	-	23.04
				Mean	**$20.35**	-	**$23.26**
<u>Stock Premium Paid</u>							
One Day Prior	$17.20	25.0%	-	35.0%	$21.50	-	$23.22
One Week Prior	16.36	45.0%	-	55.0%	23.72	-	25.36
One Month Prior	14.25	45.0%	-	55.0%	20.66	-	22.09
				Mean	**$21.96**	-	**$23.56**
<u>Summary Valuation</u>							
Valuation Range (excluding Management Upside Case)					**$20.35**	-	**$27.77**
Current Stock Price					**$17.20**	-	**$17.20**
Premium/(Discount) to Market					**18.3%**	-	**61.4%**

Sapphire – Discounted Cash Flow Valuation (No Synergies)

(Dollars in Millions, Except Per Share Data)

	Street Base Case			Management Base Case			Management Upside Case		
Terminal EBITDA Multiple	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x
Present Value of Cash Flows:									
Q4 2001 - FY 2005	92.7	92.7	92.7	122.3	122.3	122.3	225.9	225.9	225.9
Terminal	349.8	408.1	466.4	401.9	468.9	535.8	606.0	707.0	808.0
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Enterprise Value	$442.5	$500.8	$559.1	$524.2	$591.2	$658.2	$831.9	$932.9	$1,033.9
Equity Value	$581.8	$640.2	$698.5	$663.5	$730.5	$797.5	$971.2	$1,072.2	$1,173.2
Share Price	$15.51	$17.07	$18.63	$17.69	$19.48	$21.26	$25.89	$28.59	$31.28
Terminal Value Analysis									
% Value in Terminal	79.0%	81.5%	83.4%	76.7%	79.3%	81.4%	72.8%	75.8%	78.1%
Implied Perpetual Growth Rate	1.9%	3.8%	5.2%	2.0%	3.9%	5.3%	(0.7%)	1.6%	3.2%
Implied Valuation Multiples									
Enterprise Value /									
FY 2001E Revenues	0.92x	1.04x	1.16x	1.09x	1.23x	1.37x	1.66x	1.87x	2.07x
FY 2001E EBITDA	6.9x	7.8x	8.7x	7.4x	8.3x	9.3x	10.9x	12.3x	13.5x
FY 2001E EBIT	17.1x	19.3x	21.6x	15.5x	17.5x	19.5x	22.8x	25.6x	28.4x

Note: This analysis assumes mid-period convention that cash flows occur at the middle of the period.

Note: Discount rate is assumed at 15.0%.

Sapphire – Discounted Cash Flow Valuation (Synergies Included)

(Dollars in Millions, Except Per Share Data)

	Street Base Case			Management Base Case			Management Upside Case		
Terminal EBITDA Multiple	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x	6.0x	7.0x	8.0x
Present Value of Cash Flows:									
Q4 2001 - FY 2005	224.9	224.9	224.9	254.5	254.5	254.5	358.2	358.2	358.2
Terminal	630.5	735.6	840.6	682.7	796.5	910.3	886.8	1,034.6	1,182.3
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Enterprise Value	$855.4	$960.5	$1,065.5	$937.2	$1,051.1	$1,164.9	$1,244.9	$1,392.7	$1,540.5
Equity Value	$994.7	$1,099.8	$1,204.8	$1,076.6	$1,190.4	$1,304.2	$1,384.2	$1,532.0	$1,679.8
Share Price	$26.52	$29.32	$32.12	$28.70	$31.74	$34.77	$36.91	$40.85	$44.79
Terminal Value Analysis									
% Value in Terminal	73.7%	76.6%	78.9%	72.8%	75.8%	78.1%	71.2%	74.3%	76.8%
Implied Perpetual Growth Rate	2.8%	4.5%	5.9%	2.7%	4.5%	5.8%	0.7%	2.8%	4.3%
Implied Valuation Multiples									
Enterprise Value /									
FY 2001E Revenues	1.78x	2.00x	2.22x	1.95x	2.19x	2.42x	2.49x	2.79x	3.08x
FY 2001E EBITDA	13.4x	15.0x	16.7x	13.2x	14.8x	16.4x	16.3x	18.2x	20.2x
FY 2001E EBIT	33.0x	37.1x	41.1x	27.7x	31.1x	34.5x	34.8x	38.8x	42.8x

Note: The analysis assumes the mid-period convention that cash flows occur at the middle of the period.

Note: Discount rate is assumed at [illegible].

Section II: Valuation of Ruby

Ruby – Comparable Company Valuation

Valuation Basis	Ruby Amount	Multiple Range Low		Multiple Range High	Implied Value Per Share Low		Implied Value Per Share High
Management Upside Case							
2001E EBITDA	$159.6	8.5x	-	10.5x	$31.97	-	$40.68
2001E EBIT	128.5	19.0x	-	21.0x	61.58	-	68.60
2001E Net Income	73.0	25.0x	-	29.0x	49.82	-	57.79
2002E EBITDA	$167.1	6.5x	-	7.5x	$24.58	-	$29.15
2002E EBIT	144.5	12.0x	-	14.0x	42.27	-	50.16
2002E Net Income	86.6	21.0x	-	25.0x	49.64	-	59.10
				Mean	**$43.31**	-	**$50.91**
Management Base Case							
2001E EBITDA	$144.6	8.5x	-	10.5x	$28.49	-	$36.38
2001E EBIT	114.0	19.0x	-	21.0x	54.06	-	60.29
2001E Net Income	63.9	25.0x	-	29.0x	43.61	-	50.58
2002E EBITDA	$131.8	6.5x	-	7.5x	$18.32	-	$21.92
2002E EBIT	110.0	12.0x	-	14.0x	30.97	-	36.97
2002E Net Income	64.6	21.0x	-	25.0x	37.03	-	44.08
				Mean	**$35.41**	-	**$41.70**
Street Base Case							
2001E EBITDA	$142.8	8.5x	-	10.5x	$28.07	-	$35.87
2001E EBIT	112.7	19.0x	-	21.0x	53.39	-	59.54
2001E Net Income	63.1	25.0x	-	29.0x	43.06	-	49.95
2002E EBITDA	$117.2	6.5x	-	7.5x	$15.73	-	$18.93
2002E EBIT	96.1	12.0x	-	14.0x	26.42	-	31.66
2002E Net Income	55.8	21.0x	-	25.0x	31.99	-	38.08
				Mean	**$33.11**	-	**$39.00**
Summary Valuation							
Valuation Range (excluding Management Upside Case)					**$33.11**	-	**$41.70**
Current Stock Price					**$18.74**	-	**$18.74**
Premium/ (Discount) to Market					**76.7%**	-	**122.5%**

Ruby – Precedent Industry Transaction and Squeeze-Out Valuation

Valuation Basis	Ruby Amount	Multiple Range Low		Multiple Range High	Implied Value Per Share Low		Implied Value Per Share High
2000A Results							
EBITDA	$104.2	15.0x	-	17.0x	$37.61	-	$43.30
EBIT	72.9	30.0x	-	35.0x	54.63	-	64.58
Net Income	34.1	40.0x	-	45.0x	37.23	-	41.89
				Mean	**$43.16**	-	**$49.92**
Management Upside Case							
2001E EBITDA	$159.6	10.0x	-	12.0x	$38.50	-	$47.22
2001E EBIT	128.5	22.0x	-	26.0x	72.11	-	86.14
2001E Net Income	73.0	32.0x	-	36.0x	63.77	-	71.74
				Mean	**$58.13**	-	**$68.36**
Management Base Case							
2001E EBITDA	$144.6	10.0x	-	12.0x	$34.41	-	$42.30
2001E EBIT	114.0	22.0x	-	26.0x	63.40	-	75.84
2001E Net Income	63.9	32.0x	-	36.0x	55.82	-	62.79
				Mean	**$51.21**	-	**$60.31**
Street Base Case							
2001E EBITDA	$142.8	10.0x	-	12.0x	$33.92	-	$41.71
2001E EBIT	112.7	22.0x	-	26.0x	62.62	-	74.92
2001E Net Income	63.1	32.0x	-	36.0x	55.12	-	62.01
				Mean	**$50.55**	-	**$59.55**
Summary Valuation							
Valuation Range (excluding Management Upside Case)					**$43.16**	-	**$60.31**
Current Stock Price					**$18.74**	-	**$18.74**
Premium/(Discount) to Market					**130.3%**	-	**221.8%**
Minority Squeeze-Out Premium Paid							
One Day Prior	$18.74	20.0%	-	24.0%	$22.49	-	$23.24
One Week Prior	18.05	24.0%	-	28.0%	22.38	-	23.10
One Month Prior	18.20	30.0%	-	35.0%	23.66	-	24.57
				Mean	**$22.38**	-	**$24.57**
Premium/(Discount) to Market					**19.4%**	-	**31.1%**

Ruby – Discounted Cash Flow Valuation

(Dollars in Millions, Except Per Share Data)

Terminal EBITDA Multiple	Street Base Case 6.0x	Street Base Case 7.0x	Street Base Case 8.0x	Management Base Case 6.0x	Management Base Case 7.0x	Management Base Case 8.0x	Management Upside Case 6.0x	Management Upside Case 7.0x	Management Upside Case 8.0x
Present Value of Cash Flows:									
Q4 2001 - FY 2005	182.6	182.6	182.6	192.7	192.7	192.7	277.0	277.0	277.0
Terminal	503.6	587.5	671.4	531.6	620.3	708.9	758.2	884.5	1,010.9
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Enterprise Value	$686.2	$770.1	$854.0	$724.3	$812.9	$901.5	$1,035.2	$1,161.5	$1,287.9
Equity Value	$500.7	$584.6	$668.5	$538.8	$627.4	$716.0	$849.7	$976.0	$1,102.4
Share Price	$13.67	$15.96	$18.25	$14.71	$17.13	$19.54	$23.19	$26.64	$30.09
Terminal Value Analysis									
% Value in Terminal	73.4%	76.3%	78.6%	73.4%	76.3%	78.6%	73.2%	76.2%	78.5%
Implied Perpetual Growth Rate	5.3%	6.7%	7.7%	5.3%	6.7%	7.7%	4.9%	6.3%	7.4%
Implied Valuation Multiples									
Enterprise Value /									
FY 2001E Revenues	1.11x	1.25x	1.38x	1.13x	1.27x	1.41x	1.57x	1.76x	1.95x
FY 2001E EBITDA	4.8x	5.4x	6.0x	5.0x	5.6x	6.2x	6.5x	7.3x	8.1x
FY 2001E EBIT	6.1x	6.8x	7.6x	6.4x	7.1x	7.9x	8.1x	9.0x	10.0x

Note: This analysis assumes the mid-period convention that cash flows occur at the middle of the period.

Note: Discount rate is assumed at 13.0%.

Section III: Pro Forma Combination Analysis

Transaction Assumptions

Forecasts:	Analyzed Management Base Cases for Sapphire and Ruby which were based on management estimates
Synergies:	Synergies to EBITDA based on management estimates and grow based on Emerald's estimated revenue growth rate: – Q4 2001: $10.5 million – 2002: $61.3 million – 2003 to 2005: $68.3 to $84.8 million
Transaction Structure:	Two step transaction process as follows: – Step 1: Emerald acquires Sapphire for 100% cash – Step 2: Emerald buys out Ruby minority interest for 100% cash
Transaction Costs:	Combined transaction costs for both sides assumed to be $15.0 million
Transaction Charges:	One-time cash charge taken in Q4 2001 assumed to be $25.0 million
Sapphire Acquisition Price:	Assumed that Sapphire acquired at a 45.3% premium to market or $25.00 per share, or a total fully-diluted equity value of $977.1 million
Ruby Squeeze Out Price:	Assumed that Ruby squeezed-out at a 49.4% premium to market or $28.00 per share, or a total purchase price of $171.2 million
Acquisition Goodwill:	Assumed that the total purchase premium of $731.9 million is written up as follows: – $50.0 million written-off as in-process R&D – 8.0% or $54.6 million written up to intangibles and amortized over 5 years – Remaining portion ($627.3 million) written up to goodwill that is not amortized based on expected new FASB rules as of June 2001
Taxes:	Assumed that Emerald gains benefit of Sapphire tax loss carryforward
Capitalized R&D:	No charges made
Closing Date:	Assumed that transaction closes on 9/30/01

Projected Financial Assumptions

	Emerald	Sapphire Mgmt Upside	Sapphire Mgmt Base	Sapphire Street Base	Ruby Mgmt Upside	Ruby Mgmt Base	Ruby Street Base
Revenue CAGR 2001-05	11.5%	11.1%	10.9%	9.1%	9.2%	7.6%	7.1%
Gross Margin							
2001	19.0%	56.2%	56.2%	55.0%	72.1%	70.5%	71.2%
2005	19.1%	60.3%	58.4%	58.0%	74.0%	71.8%	71.3%
EBITDA Margin							
2001	16.1%	15.3%	14.8%	13.3%	22.6%	21.1%	21.5%
2005	15.6%	24.0%	16.7%	15.5%	24.4%	18.8%	18.7%
EBITDA CAGR 2001-05	10.6%	24.4%	14.3%	13.4%	11.2%	4.5%	3.5%
2002 Diluted EPS							
2001	$2.64	$0.86	$0.80	$0.64	$1.84	$1.59	$1.57
2005	$4.61	$3.03	$1.64	$1.32	$3.64	$2.43	$2.30
Diluted EPS CAGR 2001-05	14.9%	37.2%	19.5%	19.8%	18.6%	11.2%	10.1%

Emerald Acquisition of Sapphire – EPS Impact / $25.00 per Share / No Synergies / No Goodwill Amortization

(Dollars in Millions)	Forecast 2001 (1)	2002	2003	2004	2005	5 Year Total
Operating Revenue	$130.6	$537.0	$596.1	$658.5	$727.7	$2,650.0
% Growth		*11.6%*	*11.0%*	*10.5%*	*10.5%*	
Gross Profit	72.4	308.7	343.7	382.4	425.1	1,532.3
Margin	*55.4%*	*57.5%*	*57.7%*	*58.1%*	*58.4%*	*57.8%*
EBIT (2)	11.4	45.7	51.7	59.7	68.5	237.0
Margin	*8.7%*	*8.5%*	*8.7%*	*9.1%*	*9.4%*	*8.9%*
Synergies	10.5	61.3	68.3	76.1	84.8	301.1
EPS Impact	($0.02)	($0.01)	$0.00	$0.03	$0.04	$0.05
%	*(1.9%)*	*(0.3%)*	*0.1%*	*0.7%*	*1.0%*	
Synergies to Break-Even (pre-tax)	$11.6	$7.1	($3.4)	($21.6)	($33.1)	$0.0
Free Cash Flow From Operations	11.2	35.4	43.2	50.1	72.7	212.5

Total Target Value - @ 15.0%	$391.2
Horizon Value	849.8
% of Value from Horizon	79.3%
Horizon as Multiple of Year 5 Cash Flow	7.0x
NPV @ 15.0%	($366.0)
Internal Rate of Return	1.3%

Equity Investment	$977.1
Less: Acquired Book Value	(245.3)
Less: In-Process R&D Write off	(50.0)
Total Goodwill & Intangibles	$681.9
Goodwill Period (Years)	NA
Annual Goodwill Amortization	NA

(1) Assumes transaction closes on 9/30/01. EPS impact based on Q4 proforma results.
(2) Excludes goodwill amortization based on expected changes to FASB accounting rules

Emerald Acquisition of Sapphire – EPS Impact / $25.00 per Share / Synergies / No Goodwill Amortization

(Dollars in Millions)	Forecast					5 Year
	2001 (1)	2002	2003	2004	2005	Total
Operating Revenue	$130.6	$537.0	$596.1	$658.5	$727.7	$2,650.0
% Growth		*11.6%*	*11.0%*	*10.5%*	*10.5%*	
Gross Profit	72.4	308.7	343.7	382.4	425.1	1,532.3
Margin	*55.4%*	*57.5%*	*57.7%*	*58.1%*	*58.4%*	*57.8%*
EBIT (2)	11.4	45.7	51.7	59.7	68.5	237.0
Margin	*8.7%*	*8.5%*	*8.7%*	*9.1%*	*9.4%*	*8.9%*
Synergies	10.5	61.3	68.3	76.1	84.8	301.1
EPS Impact	($0.00)	$0.07	$0.10	$0.13	$0.16	$0.46
%	*(0.2%)*	*2.3%*	*2.7%*	*3.3%*	*3.5%*	
Synergies to Break-Even (pre-tax)	$1.1	($54.2)	($73.5)	($100.9)	($123.0)	$0.0
Free Cash Flow From Operations	11.2	74.6	86.9	98.8	127.0	398.5

Total Target Value - @ 15.0%	$1,051.1
Horizon Value	1,443.7
% of Value from Horizon	75.8%
Horizon as Multiple of Year 5 Cash Flow	7.0x
NPV @ 15.0%	$73.9
Internal Rate of Return	17.2%

Equity Investment	$977.1
Less: Acquired Book Value	(245.3)
Less: In-Process R&D Writeoff	(50.0)
Total Goodwill & Intangibles	$681.9
Goodwil Period (Years)	NA
Annual Goodwill Amortization	NA

(1) Assumes transaction closes on 9/30/01. EPS impact based on Q4 proforma results.
(2) Excludes goodwill amortization based on expected change to FASB accounting rules.

Greenhill

Emerald Acquisition of Sapphire – Sensitivity Analysis / No Synergies / No Goodwill Amortization

Purchase Price	Premium Paid	Accretion / (Dilution)				
		Q4 2001	2002E	2003E	2004E	2005E
$22.00	27.9%	($0.01)	$0.00	$0.02	$0.04	$0.06
23.00	33.7%	($0.01)	($0.00)	$0.01	$0.04	$0.05
24.00	39.5%	($0.01)	($0.01)	$0.01	$0.03	$0.05
25.00	45.3%	($0.02)	($0.01)	$0.00	$0.03	$0.04
26.00	51.2%	($0.02)	($0.01)	$0.00	$0.02	$0.04
27.00	57.0%	($0.02)	($0.02)	($0.00)	$0.02	$0.04
28.00	62.8%	($0.02)	($0.02)	($0.01)	$0.02	$0.03
$22.00	27.9%	(1.52%)	0.12%	0.50%	0.99%	1.21%
23.00	33.7%	(1.65%)	(0.02%)	0.37%	0.90%	1.12%
24.00	39.5%	(1.79%)	(0.16%)	0.25%	0.80%	1.04%
25.00	45.3%	(1.92%)	(0.30%)	0.13%	0.71%	0.95%
26.00	51.2%	(2.06%)	(0.44%)	0.00%	0.61%	0.87%
27.00	57.0%	(2.19%)	(0.58%)	(0.12%)	0.51%	0.78%
28.00	62.8%	(2.32%)	(0.72%)	(0.24%)	0.42%	0.70%

Emerald Acquisition of Sapphire – Sensitivity Analysis / Synergies / No Goodwill Amortization

Purchase Price	Premium Paid	Accretion / (Dilution) Q4 2001	2002E	2003E	2004E	2005E
$22.00	27.9%	$0.00	$0.08	$0.11	$0.15	$0.17
23.00	33.7%	$0.00	$0.08	$0.11	$0.14	$0.17
24.00	39.5%	($0.00)	$0.08	$0.10	$0.14	$0.17
25.00	45.3%	($0.00)	$0.07	$0.10	$0.13	$0.16
26.00	51.2%	($0.00)	$0.07	$0.09	$0.13	$0.16
27.00	57.0%	($0.00)	$0.06	$0.09	$0.13	$0.16
28.00	62.8%	($0.00)	$0.06	$0.08	$0.12	$0.15
$22.00	27.9%	0.21%	2.75%	3.10%	3.58%	3.79%
23.00	33.7%	0.08%	2.61%	2.98%	3.49%	3.71%
24.00	39.5%	(0.05%)	2.47%	2.86%	3.39%	3.62%
25.00	45.3%	(0.19%)	2.33%	2.73%	3.30%	3.54%
26.00	51.2%	(0.32%)	2.19%	2.61%	3.20%	3.45%
27.00	57.0%	(0.46%)	2.05%	2.49%	3.10%	3.37%
28.00	62.8%	(0.59%)	1.91%	2.36%	3.01%	3.28%

Emerald Acquisition of Sapphire – EPS Impact / $25.00 per Share / No Synergies / Goodwill Amortization at 10 Years

(Dollars in Millions)	Forecast					5 Year
	2001 [1]	2002	2003	2004	2005	Total
Operating Revenue	$130.6	$537.0	$596.1	$658.5	$727.7	$2,650.0
% Growth		*11.6%*	*11.0%*	*10.5%*	*10.5%*	
Gross Profit	72.4	308.7	343.7	382.4	425.1	1,532.3
Margin	*55.4%*	*57.5%*	*57.7%*	*58.1%*	*58.4%*	*57.8%*
EBIT [2]	11.4	45.7	51.7	59.7	68.5	237.0
Margin	*8.7%*	*8.5%*	*8.7%*	*9.1%*	*9.4%*	*8.9%*
Synergies	10.5	61.3	68.3	76.1	84.8	301.1
EPS Impact	($0.05)	($0.14)	($0.12)	($0.10)	($0.08)	($0.49)
%	*(6.0%)*	*(4.5%)*	*(3.3%)*	*(2.4%)*	*(1.8%)*	
Synergies to Break-Even (pre-tax)	$36.2	$105.1	$93.7	$74.8	$62.5	$0.0
Free Cash Flow From Operations	11.2	35.4	43.2	50.1	72.7	212.5

Total Target Value - @ 15.0%	$591.2
Horizon Value	849.8
% of Value from Horizon	79.3%
Horizon as Multiple of Year 5 Cash Flow	7.0x
NPV @ 15.0%	($386.0)
Internal Rate of Return	1.3%

Equity Investment	$977.1
Less: Acquired Book Value	(245.3)
Less: In-Process R&D Writeoff	(50.0)
Total Goodwill & Intangibles	$681.9
Goodwill Period (Years)	10
Annual Goodwill Amortization	68.2

(1) Assumes transaction closes on 9/30/01. EPS impact based on Q4 proforma results.
(2) Includes goodwill amortization at 10 years.

Greenhill

Emerald Acquisition of Sapphire – EPS Impact / $25.00 per Share / Synergies / Goodwill Amortization at 10 Years

(Dollars in Millions)	Forecast 2001 [1]	2002	2003	2004	2005	5 Year Total
Operating Revenue	$130.6	$537.0	$596.1	$658.5	$727.7	$2,650.0
% Growth		*11.6%*	*11.0%*	*10.5%*	*10.5%*	
Gross Profit	72.4	308.7	343.7	382.4	425.1	1,532.3
Margin	*55.4%*	*57.5%*	*57.7%*	*58.1%*	*58.4%*	*57.8%*
EBIT [2]	11.4	45.7	51.7	59.7	68.5	237.0
Margin	*8.7%*	*8.5%*	*8.7%*	*9.1%*	*9.4%*	*8.9%*
Synergies	10.5	61.3	68.3	76.1	84.8	301.1
EPS Impact	($0.03)	($0.06)	($0.03)	$0.01	$0.04	($0.06)
%	*(4.2%)*	*(1.9%)*	*(0.9%)*	*0.1%*	*0.8%*	
Synergies to Break-Even (pre-tax)	$25.7	$43.8	$23.6	($4.5)	($27.4)	$0.0
Free Cash Flow From Operations	11.2	74.6	86.9	98.8	127.0	398.5

Total Target Value - @ 15.0%	$1,051.1
Horizon Value	1,443.7
% of Value from Horizon	75.8%
Horizon as Multiple of Year 5 Cash Flow	7.0x
NPV @ 15.0%	$73.9
Internal Rate of Return	17.2%

Equity Investment	$977.1
Less: Acquired Book Value	(243.3)
Less: In-Process R&D Write off	(50.0)
Total Goodwill & Intangibles	$681.9
Goodwill Period (Years)	10
Annual Goodwill Amortization	68.2

(1) Assumes transaction closes on 9/30/01. EPS impact based on Q4 pro forma results.
(2) Includes goodwill amortization at 10 years.

Greenhill

Emerald Squeeze-Out of Ruby – EPS Impact / $28.00 per Share / 100% Cash / Synergies / No Goodwill Amortization / $25.00 per Share Sapphire Acquisition

(Dollars in Millions)	Forecast					5 Year
	2001 [1]	2002	2003	2004	2005	Total
Operating Revenue	$188.9	$687.2	$740.6	$796.6	$856.2	$3,269.5
% Growth		*7.7%*	*7.8%*	*7.6%*	*7.5%*	
Gross Profit	133.6	490.4	528.5	570.7	615.0	2,338.2
Margin	*70.7%*	*71.4%*	*71.4%*	*71.6%*	*71.8%*	*71.5%*
EBIT [2]	42.3	110.0	113.4	123.5	134.7	523.9
Margin	*22.4%*	*16.0%*	*15.3%*	*15.5%*	*15.7%*	*16.0%*
EPS Impact from Going-Private Transaction	$0.00	$0.01	$0.01	$0.01	$0.01	$0.04
%	*0.5%*	*0.2%*	*0.2%*	*0.27%*	*0.30%*	
EPS Impact - Full Transaction	$0.00	$0.08	$0.10	$0.14	$0.18	$0.51
%	*0.3%*	*2.5%*	*2.9%*	*3.6%*	*3.9%*	
Synergies to Break-Even (pre-tax)	($1.8)	($58.1)	($78.2)	($109.4)	($133.9)	($381.3)

(1) Assumes transaction closes on 9/30/01. EPS impact based on Q4 pro forma results.
(2) Excludes goodwill amortization based on expected change to FASB accounting rules.

Emerald Squeeze-Out of Ruby – Sensitivity Analysis / 100% Cash / Synergies / No Goodwill Amortization / $25.00 per Share Sapphire Acquisition

Purchase Price	Premium Paid	Accretion / (Dilution) Q4 2001	2002E	2003E	2004E	2005E
$25.00	33.4%	$0.00	$0.08	$0.11	$0.15	$0.18
26.00	38.7%	$0.00	$0.08	$0.10	$0.15	$0.18
27.00	44.1%	$0.00	$0.08	$0.10	$0.15	$0.18
28.00	49.4%	$0.00	$0.08	$0.10	$0.14	$0.18
29.00	54.7%	$0.00	$0.08	$0.10	$0.14	$0.18
30.00	60.1%	$0.00	$0.08	$0.10	$0.14	$0.18
31.00	65.4%	$0.00	$0.07	$0.10	$0.14	$0.18
$25.00	33.4%	0.37%	2.56%	2.97%	3.62%	3.89%
26.00	38.7%	0.35%	2.54%	2.95%	3.60%	3.88%
27.00	44.1%	0.33%	2.51%	2.93%	3.59%	3.86%
28.00	49.4%	0.30%	2.49%	2.91%	3.57%	3.85%
29.00	54.7%	0.28%	2.47%	2.89%	3.56%	3.84%
30.00	60.1%	0.26%	2.45%	2.87%	3.54%	3.82%
31.00	65.4%	0.24%	2.43%	2.85%	3.53%	3.81%

Section IV: Other Considerations

Interloper Analysis

Transaction Assumptions

- Acquisition price for Sapphire at $25.00 per share, or a 51% premium
- Implied equity value of $977.1 million or 23.4x 2002E P/E paid
- 2002E Management Base Case financial assumptions used for Sapphire (15.5 x 2002E P/E)
- New FASB accounting resulting in no goodwill amortization

	Stock Purchase				Cash Purchase			
	DSY	ORCL	MSFT	SAP	DSY	ORCL	MSFT	SAP
Acquirer 2002E P/E	31.9x	27.4x	32.1x	45.4x	31.9x	27.4x	32.1x	45.4x
Acquirer 2002E EPS	$1.48	$0.63	$2.09	$3.46	$1.48	$0.63	$2.09	$3.46
Acquirer Equity Value ($MM)	$5,624.6	$96,272.8	$358,111.4	$49,665.7	$5,624.6	$96,272.8	$358,111.4	$49,665.7
Pro Forma 2002E EPS	$1.53	$0.63	$2.09	$3.51	$1.44	$0.63	$2.09	$3.48
% Accretion / (Dilution)	3.6%	0.1%	0.1%	1.5%	-2.4%	0.2%	0.1%	0.7%
$ Accretion / (Dilution)	$0.05	$0.00	$0.00	$0.05	($0.04)	$0.00	$0.00	$0.02
Acquirer Interest Rate	7.0%	5.0%	5.0%	5.0%	7.0%	5.0%	5.0%	5.0%
Acquirer Debt / Total Capital	0.0%	4.5%	0.0%	0.0%	0.0%	4.5%	0.0%	0.0%
Pro Forma Debt / Total Capital	0.0%	3.9%	0.0%	0.0%	70.2%	4.5%	0.0%	0.0%
Sapphire Pro Forma Ownership	14.8%	1.0%	0.3%	1.9%	0.0%	0.0%	0.0%	0.0%
Pre-Tax Synergies to Break Even	$0.0	$0.0	$0.0	$0.0	$6.9	$0.0	$0.0	$0.0

Section V: Multiples Analysis

Comparable Company Trading Analysis

(Dollars in Millions, Except Per Share Data)

Company (Ticker)	Price 5/10/2001	% of 52 Week High	Equity Value [1]	Enterprise Value	Price / EPS [2] 2001E	Price / EPS [2] 2002E	Enterprise Value / Revenue 2001E	Enterprise Value / Revenue 2002E	Enterprise Value / EBITDA 2001E	Enterprise Value / EBITDA 2002E	Enterprise Value / EBIT 2001E	Enterprise Value / EBIT 2002E	2001E PE / 5-Yr. EPS Gr. Rate [1]
Dassault Systemes (DSY FP)	$48.80	43.8%	$5,808	$5,567	41.8x	33.5x	8.4x *	7.0x *	24.3x *	19.0x *	31.0x	23.8x	2.18x
Cadence Design Systems (CDN)	21.37	65.4%	5,547	5,416	40.3x	24.8x	3.6x	3.0x	12.5x	8.6x	28.3x	16.0x	2.17x
Synopsys (SNPS)	54.85	88.3%	3,779	3,454	52.5x *	NA	4.7x	NA	38.0x *	NA	110.4x *	NA	2.17x
Parametric Technology (PMTC)	11.62	68.4%	3,134	2,869	36.6x	31.8x	2.8x	NA	14.3x	NA	25.1x	NA	2.44x
Autodesk (ADSK)	36.17	86.1%	2,155	1,918	14.8x	12.5x	1.9x	1.7x	7.5x	6.3x	12.4x	10.0x	0.60x
Mentor Graphics (MENT)	26.56	79.0%	1,911	1,776	20.8x	17.9x	2.6x	2.3x	12.6x	10.7x	15.8x	13.3x	0.95x
Actual Calculation — Mean					34.5x	24.1x	4.0x	3.3x	15.2x	11.1x	37.2x	19.3x	1.79x
Actual Calculation — Median					36.5	24.3	3.2	2.7	13.4	9.6	26.7	14.6	2.17
Excluding Outliers — Mean					30.4x	24.1x	3.1x	2.3x	11.7x	8.5x	22.5x	15.3x	1.75x
Excluding Outliers — Median					36.6	24.3	2.8	2.3	12.5	8.6	25.1	14.6	2.17
Emerald	$63.50	93.4%	$34,572	$33,004	24.7x	20.4x	1.6x	1.4x	9.1x	8.3x	15.8x	13.9x	1.61x
Ruby	18.74	75.3%	487	372	11.9x	11.3x	1.4x	1.3x	6.6x	7.4x	11.2x	12.2x	0.60x
Sapphire	17.20	93.0%	645	409	26.9x	22.1x	1.0x	0.9x	7.6x	6.9x	18.9x	15.6x	2.29x

Notes:

Estimates from recent research reports unless noted otherwise.

(1) Equity Value assumes the conversion of all outstanding stock options using the treasury method.

(2) Source: IBES estimates as of May 2001.

** Outliers excluded from summary calculations.*

Comparable Company Operational Analysis

(Dollars in Millions)

Company (Ticker)	Revenue 2001E	Revenue 2002E	Revenue Growth 2001E	Revenue Growth 2002E	Gross Margin 2001E	Gross Margin 2002E	EBITDA Margin 2001E	EBITDA Margin 2002E	EBIT Margin 2001E	EBIT Margin 2002E	Net Margin 2001E	Net Margin 2002E	5-Yr. EPS Gr. Rate[1]
Dassault Systemes (DSY FP)	$866.9	$982.6	16.7%	20.0%	83.9%	86.0%	34.8%	37.1%	27.3%	29.3%	14.8%	16.7%	15.1%
Cadence Design Systems (CDN)	1,509.9	1,801.9	17.5%	19.5%	73.4%	73.0%	25.9%	35.0%	12.7%	18.8%	8.4%	13.1%	21.5%
Synopsys (SNPS)	731.5	NA	-4.2%	NA	81.9%	NA	12.4%	NA	4.7%	NA	9.6%	NA	24.1%
Parametric Technology (PMTC)	1,018.1	NA	5.9%	NA	75.1%	NA	19.1%	NA	11.2%	NA	8.5%	NA	15.0%
Autodesk (ADSK)	1,025.9	1,145.5	18.7%	11.7%	83.2%	83.5%	24.7%	26.5%	15.0%	16.7%	10.1%	11.7%	17.7%
Mentor Graphics (MENT)	680.1	764.3	15.5%	12.4%	80.8%	81.2%	20.8%	21.8%	16.5%	15.5%	12.1%	15.0%	22.5%
		Mean	13.9%	16.0%	80.1%	80.9%	23.8%	30.1%	14.5%	19.1%	10.5%	13.6%	19.6%
		Median	13.0%	16.1%	81.4%	82.3%	22.5%	30.7%	13.9%	18.2%	9.8%	13.0%	20.1%
[illegible]	$21,210.0	$22,800.0	11.0%	11.5%	19.0%	19.1%	17.0%	16.9%	9.9%	10.0%	5.5%	6.4%	15.4%
Ruby	617.2	660.0	11.4%	6.9%	71.2%	70.3%	21.3%	11.8%	12.6%	10.8%	9.4%	8.9%	20.0%
Sapphire	490.1	520.3	6.2%	6.4%	33.8%	36.0%	13.9%	13.3%	3.4%	6.0%	3.0%	3.6%	12.3%

Notes

Estimates from recent research reports and company estimates.

(1) Source: IBES estimates as of 2001 E.

Precedent Transaction Analysis

(Dollars in Millions)

Date Announced	Target	Acquiror	Target Industry	Equity Value	Aggregate Value	Aggregate Value / Revenue LTM	Aggregate Value / Revenue FY	Aggregate Value / EBITDA LTM	Aggregate Value / EBITDA FY	Aggregate Value / EBIT LTM	Aggregate Value / EBIT FY	Price / Earnings LTM	Price / Earnings FY	Premium Paid 1 Day	Premium Paid 1 Week	Premium Paid 4 Weeks
[illegible]	Informix (Database Unit)	IBM	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Interact Commerce Corp.	Sage Group	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	New Era of Networks	Sybase	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	** Agile Software	Ariba	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	WebTrends	NetIQ	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Allaire	Macromedia	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Great Plains Software	Microsoft	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Bluestone Software	Hewlett-Packard	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible] Software	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Engineering Animation	Unigraphics	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible] Technologies	[illegible]	[illegible] Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Policy Management Systems	Computer Sciences	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Baan Company NV	Invensys	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Active Software	webMethods	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Harbinger	Peregrine Systems	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Dragon Systems	Lernout & Hauspie	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Aspect Development	i2 Technologies	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Loronix Information Systems	Comverse Technology	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Sterling Software	Computer Associates	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Interleaf	BroadVision	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Best Software	Sage Group	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Ardent Software	Informix	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Vantive	PeopleSoft	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Genesys Telecommunications	Alcatel	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Visio	Microsoft	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	NetGravity	DoubleClick	Internet Services	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	OrCAD	Cadence Design Systems	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	MedE America	Healtheon	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Platinum Technology	Computer Associates	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	** Quickturn	Cadence Design Systems	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Intersolv	Micro Focus Group	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	Hyperion Software	Arbor Software	Application Software	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
			Actual Calculation	Mean		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
				Median		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
			Excluding Outliers	Mean		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]			
				Median		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]			

(1) [illegible]
(2) [illegible]
* [illegible]

Precedent Minority Squeeze-Out Transaction Analysis

Date Announced	Date Effective	Target Name / Description	Acquirer Name / Description	% of Shares Acquired	Target Mkt. Cap. ($MM)	1-Day Premium	1-Week Premium	4-Week Premium
10/27/2000	03/16/2001	Azurix Corp (Enron Corp) *Provider of water services*	Enron Corp *Wholesale provider of [illegible] and [illegible] products*	18.5%	$321.5	96.5%	96.5%	95.4%
09/21/2000	3/12/2001	Hertz Corp (Ford Motor Co) *Provider of automobile and truck rental services*	Ford Motor Co *Manufacturer of automobiles, trucks and auto parts*	18.5%	$3,227.1	23.7%	20.6%	-5.3%
07/20/2000	11/13/2000	[illegible] *Manufacturer of [illegible] industrial machinery*	[illegible] Inc *Manufacturer of [illegible]*	17.0%	$221.0	14.0%	40.7%	29.2%
03/13/2000	06/27/2000	Hartford Life (ITT Hartford) *Provider of insurance and financial services*	Hartford Fin Svcs Group Inc *Insurance and and financial services company*	18.5%	$7,071.9	3.1%	3.9%	5.7%
05/23/2000	06/02/2000	Homestead Village Inc *Owner and operator of lodging properties*	Security Capital Group Inc *Provider of real estate research services*	13.0%	$407.6	23.6%	29.3%	64.2%
03/21/2000	04/20/2000	Travelers Property Casualty *Provider of property and casualty insurance services*	Citigroup Inc *Insurance and financial services company*	15.0%	$2,510.9	23.2%	50.0%	33.6%
03/16/2000	09/13/2000	Vastar Resources Inc *Oil and gas exploration and production company*	BP Amoco PLC *Integrated oil and gas company*	18.0%	$6,955.1	12.5%	15.2%	40.6%
03/14/2000	06/20/2000	Howmet International Inc *Manufacturer of industrial and air engine parts*	Alcoa Inc *Manufacturer of aluminum products*	16.4%	$1,015.6	1.4%	0.9%	2.0%
12/31/1999	04/13/2000	Boise Cascade Office Products *Manufacturer of wholesale stationery and office supplies*	Boise Cascade Corp *Manufacturer of paper and paper products*	18.8%	$201.0	15.3%	24.7%	20.5%
04/21/1999	08/13/1999	Aqua Alliance Inc *Provider of engineering solutions for the water, wastewater and hazardous [illegible] markets*	Vivendi SA *Provides water, utilities and construction services through various subsidiaries*	17.0%	$37.4	-11.1%	-17.9%	79.4%
03/19/1999	07/01/1999	Spelling Entertainment Group *Motion picture distributor*	Viacom Inc (Nat'l Amusements) *Provider of cable and TV production services*	20.0%	$338.7	1.4%	30.1%	42.6%
03/02/1999	08/10/1999	LabOne Inc (Lab Holdings Inc) *Provides laboratory testing services*	Lab Holdings Inc *Owns and operates medical laboratory facilities and provides risk-assessment testing for insurers*	19.5%	$131.1	19.1%	19.5%	21.4%

	1-Day Premium	1-Week Premium	4-Week Premium
Mean	18.9%	26.1%	35.1%
Median	14.8%	22.1%	31.4%

Weighted Average Cost of Capital Analysis

Company (Ticker)		Predicted Equity Beta [1]	Total Debt / Market Equity [2]	Total Debt / Enterprise Value [2]	Pfd / Market Equity [2]	Unlevered (Asset) Beta	Weighted Average Cost of Capital [5]
Dassault Systemes (DSY FP)		0.94	0.0%	0.0%	0.0%	0.94	11.2%
Cadence Design Systems (CDN)		1.38	0.1%	0.1%	0.0%	1.38	14.9%
Synopsys (SNPS)		1.30	0.1%	0.1%	0.0%	1.30	14.7%
Parametric Technology (PMTC)		1.33	0.0%	0.0%	0.0%	1.33	16.1%
Autodesk (ADSK)		1.25	0.0%	0.0%	0.0%	1.25	14.8%
Mentor Graphics (MENT)		1.21	0.3%	0.3%	0.0%	1.21	13.7%
	Mean	1.27	0.1%	0.1%	0.0%	1.27	14.1%
	Median	1.27	0.1%	0.1%	0.0%	1.27	14.2%
Ruby		0.72	30.0%	23.1%	0.0%	0.60	9.0%
Sapphire		0.20	0.0%	0.0%	0.0%	0.20	11.4%

Relevering of Median Asset Beta Based on the Following Implied Capital Structures

Total Debt / Market Equity	Pfd / Market Equity	Relevered Beta	Cost of Debt (Preferred)	Cost of Debt (Maximum)	Cost of Preferred	Cost of Equity	Weighted Average Cost of Capital [5]
30.0%	0.0%	1.31	7.00%	4.3%	0.0%	15.2%	13.1%
0.0%	0.0%	1.27	7.00%	4.3%	0.0%	14.2%	14.2%

Assumptions:	Risk Free Rate [1]	5.24%
	Market Risk Premium	7.0%
	Marginal Tax Rate (t)	39.0%

Formulas: Unlevered Beta [4] = Levered Beta / (1 + (D/E) (1 - t) + (Pfd/E))

Relevered Beta [4] = Unlevered Beta * (1 + (D/E) (1 - t) + (Pfd/E))

Cost of Equity = Risk Free Rate + Levered Beta * (Market Risk Premium)

(1) Source: [illegible]
(2) [illegible]
(3) [illegible]
(4) [illegible]
(5) D = Debt, E = Equity, t = Marginal Tax Rate, Pfd = Preferred Stock.

Exchange Ratio Analysis – One Year



Current: 0.26x
$23 Offer: 0.36x
30 Day Average: 0.26x
60 Day Average: 0.24x
90 Day Average: 0.22x
$23 Offer
0.36x
30 Day Avg.
0.26x
60 Day Avg.
0.24x
90 Day Avg.
0.22x
0.45x
0.40x
0.35x
0.30x
0.25x
0.20x
0.15x
0.10x
5/4/2000
6/13/2000
7/21/2000
8/29/2000
10/6/2000
11/14/2000
12/22/2000
2/2/2001
3/14/2001
4/23/2001

Section VI: Stock Price Graphs

Indexed Price Performance – One Year


Indexed Prices
160
140
120
100
80
60
40
Emerald
Sapphire
Ruby
05/11/00
06/15/00
07/20/00
08/24/00
09/28/00
11/02/00
12/07/00
01/11/01
02/15/01
03/22/01
04/26/01

Indexed Price Performance – Since Ruby IPO



Indexed Prices
300
250
200
150
100
50
0
Emerald
Sapphire
Ruby
06/18/98
10/06/98
01/24/99
05/14/99
09/01/99
12/20/99
04/08/00
07/27/00
11/14/00
03/04/01

Sapphire – One Year Price-Volume Performance



Volume in Thousands
Stock Price
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$18
$16
$14
$12
$10
$8
$6
Current: $17.20
30 Day Average: $16.38
60 Day Average: $15.20
90 Day Average: $14.75
5/11/2000
6/30/2000
8/21/2000
10/10/2000
11/29/2000
1/22/2001
3/13/2001
5/2/2001

Sapphire – Three Year Price-Volume Performance



Volume in Thousands
Stock Price
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$30
$25
$20
$15
$10
$5
$0
5/11/1998
9/17/1998
1/27/1999
6/7/1999
10/13/1999
2/22/2000
6/29/2000
11/6/2000
3/19/2001

Ruby – One Year Price-Volume Performance



Volume in Thousands
Stock Price
700
600
500
400
300
200
100
0
$26
$24
$22
$20
$18
$16
$14
$12
$10
Current: $18.74
30 Day Average: $17.88
60 Day Average: $18.23
90 Day Average: $19.17
5/11/2000
6/23/2000
8/7/2000
9/19/2000
10/31/2000
12/13/2000
1/29/2001
3/13/2001
4/25/2001

Ruby – Price-Volume Performance since IPO


Volume in Thousands
Stock Price
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$40
$35
$30
$25
$20
$15
$10
$5
$0
6/18/1998
10/26/1998
3/8/1999
7/15/1999
11/19/1999
3/30/2000
8/8/2000
12/14/2000
4/26/2001